UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2008

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

(801) 584-5700

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Note Purchase Agreement and Notes

On December 23, 2008, Huntsman Corporation (the “Company”) issued $250,000,000 of its 7% convertible Senior Notes due 2018 (the “Notes”) under a Note Purchase Agreement (the “Note Purchase Agreement”) to Apollo Investment Fund VI, L.P., a Delaware limited partnership, and certain of its affiliates (collectively, the “Apollo Acquirers”).  The Company and the Apollo Acquirers entered into the Note Purchase Agreement as part of the Settlement and Release Agreement, dated December 14, 2008 (the “Settlement Agreement”), relating to the settlement of certain claims surrounding the Company’s proposed merger with Hexion Specialty Chemicals, Inc.  The Company previously disclosed the material terms of the Settlement Agreement under Item 1.01 of the Current Report on Form 8-K filed by the Company on December 15, 2008.

The Notes will be convertible at any time, at the holder’s option, at an initial conversion rate of 127.2750 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), per $1,000 principal amount of Notes converted (which is equal to an initial conversion price of $7.857 per share), subject to specified anti-dilution adjustments.  The Notes will bear interest at a rate of 7% per year payable semi-annually on July 1 and January 1 in each year, beginning July 1, 2009.  Interest is payable either in cash or, at the Company’s option, in shares of Common Stock having a market value at that time equal to the interest payment.  The Notes are senior unsecured obligations of the Company and are not guaranteed by any of the Company’s subsidiaries, including Huntsman International LLC.

The Notes will mature on December 23, 2018.  At maturity, the Company, may, at its option, pay the principal amount of the Notes in shares of Common Stock having a market value at that time equal to the principal amount of the Notes, plus an amount equal to the underwriting spread of a nationally-recognized underwriter chosen by the Company that would be paid by a seller of the shares at such time.

The Company may prepay the Notes in whole, for cash, in an amount equal to the principal amount of the Notes plus accrued and unpaid interest, at any time on or after December 23, 2011 if the closing price of the Common Stock, for at least 20 consecutive trading days prior to the notice of prepayment, exceeds 135% of the conversion price in effect at that time.

Upon the occurrence of certain change of control events, holders of the Notes may require the Company to prepay all or any portion of the holders’ Notes at the principal amount plus accrued and unpaid interest.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company and the Apollo Acquirers entered into a Registration Rights Agreement, dated as of December 23, 2008 (the “Registration Rights Agreement”), pursuant to which the Company has agreed to use its reasonable best efforts to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Common Stock issuable upon conversion of the Notes or as payment of interest or principal thereon (the “Underlying Securities”).

Voting and Standstill Agreement

In addition, the Company, the Apollo Acquirers and certain other stockholders related to the Apollo Acquirers (the Apollo Acquirers and the related stockholders collectively with their affiliates, the “Apollo-Related Stockholders”) entered into a Voting and Standstill Agreement, dated as of December 23, 2008 (the “Voting and Standstill Agreement”), prohibiting the Apollo-Related Stockholders from owning any of the Common Stock other than the Underlying Securities or shares of the Common Stock beneficially owned as of December 23, 2008.  Without the Company’s consent, the Apollo-Related Stockholders may not transfer the Notes or the Underlying Securities, other than (i) transfers involving Underlying Securities paid as interest, (ii) certain transfers to certain affiliates and (iii) certain bona fide pledges related to borrowings from financial institutions.  The Voting and Standstill Agreement further restricts the Apollo-Related Stockholders from taking certain actions including engaging in or participating in any proxy solicitation relating to the election of the Company’s Board of Directors (the “Board”) or the Board’s publicly disclosed recommendation on certain matters.  The shares of the Common Stock held by the Apollo-Related Stockholders must be voted, at the election of the Company, either (i) in the manner recommended by the Board or (ii) in the same proportion as other Company stockholders.  The Voting and Standstill Agreement terminates upon the later to occur of (i) December 31, 2010 or (ii) the date on which none of the Apollo-Related Stockholders beneficially or of record own Notes or any Underlying Securities representing 3% or more of the then-outstanding Common Stock.

The foregoing description of the Notes, the Note Purchase Agreement, the Registration Rights Agreement and the Voting and Standstill Agreement is a summary and is qualified in its entirety by the terms of the Note Purchase Agreement, the Registration Rights Agreement and the Voting and Standstill Agreement, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information presented in Item 1.01 hereof with respect to the Notes and the Note Purchase Agreement is hereby incorporated by reference to this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities.

The information presented in Item 1.01 hereof with respect to the Notes and the Note Purchase Agreement is hereby incorporated by reference in this Item 3.02.

The Company offered and sold the Notes to the Apollo Acquirers in reliance on the exemption from registration provided under Section 4(2) of the Securities Act.  The Notes are convertible into a maximum of 31,818,750 shares of Common Stock at the initial conversion rate.

Item 8.01  Other Events.

In connection with the issuance and sale of the Notes to the Apollo Acquirers as described in Item 1.01 above, the Company issued a press release.  The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description of Exhibits

10.1	Note Purchase Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates.

10.2	Registration Rights Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates.

10.3	Voting and Standstill Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates.

99.1	Press release dated December 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ Troy Keller
TROY KELLER
Assistant Secretary

Dated:  December 23, 2008

EXHIBIT INDEX

Number	Description of Exhibits

10.1	Note Purchase Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates.

10.2	Registration Rights Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates.

10.3	Voting and Standstill Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates.

99.1	Press release dated December 23, 2008.